Exhibit 10.44
EXECUTION VERSION
AMENDMENT NUMBER THREE
to the
FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of January 27, 2010
between
NATIONSTAR MORTGAGE LLC
and
THE ROYAL BANK OF SCOTLAND PLC
     This AMENDMENT NUMBER THREE (this “Amendment Number Three”) is made this 5th day of December, 2011 (the “Amendment Effective Date”) between NATIONSTAR MORTGAGE LLC (“Seller”) and THE ROYAL BANK OF SCOTLAND PLC (“Buyer”), to that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of January 27, 2010, between Seller and Buyer (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
     WHEREAS, Seller and Buyer desire to modify the maximum facility size under the Agreement; and
     WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Amendments. As of the Amendment Effective Date, the Agreement is hereby amended as follows:
     (a) The definition of “Maximum Aggregate Purchase Price” in Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:
     “Maximum Aggregate Purchase Price” shall mean, as of any date of determination, (i) $300,000,000 minus (ii) the aggregate outstanding “Purchase Price” (as such term is defined in the Bond Repurchase Agreement) under the Bond Repurchase Agreement as of such date.
     (b) Section 2 of the Agreement is hereby amended by adding the following new definition thereto in proper alphabetical order:
     “Bond Repurchase Agreement” shall mean that certain Master Repurchase Agreement, dated as of December 2, 2011, by and between Buyer and Seller, as the same may be amended, supplemented or otherwise modified from time to time.
          SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
          SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

          SECTION 4. Conditions Precedent. This Amendment Number Three shall become effective on the Amendment Effective Date, provided that the Buyer shall have received this Amendment Number Three delivered by a duly authorized officer of the Seller and such other documents as the Buyer or counsel to the Buyer may reasonably request.
          SECTION 5. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
          SECTION 6. Governing Law. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
          SECTION 7. Counterparts. This Amendment Number Three may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment Number Three, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment Number Three shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.
          SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC (Seller)
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	SVP

THE ROYAL BANK OF SCOTLAND PLC (Buyer)
By:	RBS Securities Inc., its agent

By:	/s/ Regina Abayer
	Name:	Regina Abayer
	Title:	Vice President

Amendment Number Three to the Fifth Amended and Restated Master Repurchase Agreement (Nationstar Mortgage LLC & The Royal Bank of Scotland plc)